EXHIBIT C




                            OCEAN WEST HOLDING CORP.

                             A Delaware Corporation
                                  -------------


                             SUBSCRIPTION DOCUMENTS

                       6,666,667 SHARES OF COMMON STOCK OF
                            OCEAN WEST HOLDING CORP.
                      A DELAWARE CORPORATION BEING OFFERED
                  AT $.30 PER SHARE, TOTAL OFFERING $2,000,000


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                            OCEAN WEST HOLDING CORP.
                              4117 WEST 16th SQUARE
                            VERO BEACH, FLORIDA 32967

                                  -------------

                            OCEAN WEST HOLDING CORP.
                             SUBSCRIPTION PROCEDURES

         Ocean West Holding Corp., a Delaware corporation (the "Company"), is offering for sale to persons who are "Accredited Investors" (as hereinafter defined) up to 6,666,667 shares of Common Stock of the Company (the "Shares") at a purchase price of $.30 per Share for a maximum offering of $2,000,000. Any Investor must purchase at a minimum 166,666 Shares (i.e., $50,000). In order to subscribe for the Shares, a prospective investor must deliver the following items to the Company:

1. One executed copy of the Subscription Agreement and Confidential Purchaser Questionnaire (the "Subscription Agreement"), a copy of which is attached hereto, with signatures properly completed.

2. A check (or wire transfer) payable to "Wachovia Bank, N.A./Ocean West Escrow Account FBO Subscribers" for the purchase price of the Shares subscribed for. The minimum investment is 166,666 Shares representing $50,000. Wire transfer account information is as follows: ABA #053000219, Credit: D/5000000016439, FFC:
4072019594, Attn: CT/Branch 4850, Wachovia Bank, N.A., 200 South Biscayne Boulevard, 14th Floor, Miami, FL 33145.

Non-Binding Subscription

         Subscriptions are not binding on the Company until accepted by it. The Company may refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Shares subscribed for by a particular subscriber.

                             SUBSCRIPTION AGREEMENT


Ocean West Holding Corp.
4117 West 16th Square
Vero Beach, Florida 32967

Gentlemen:

         The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers (the "Offer") to subscribe for shares of Common Stock (the "Shares") of Ocean West Holding Corp. (the "Company"). Up to 6,666,667 Shares are being offered at a purchase price of $.30 per Share. Terms not otherwise defined in this Subscription Agreement have the same meaning as in the Private Placement Memorandum of Ocean West Holding Corp. dated June 2, 2005 (the "PPM").

         1. Subscription.

         Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase
________________ Shares for an aggregate purchase price of $_______________.

         If the Offer is accepted, the Shares shall be paid for by the delivery of $_______________ by cash, check, wire transfer or money order payable to the order of Ocean West Holding Corp. which is being delivered contemporaneously herewith.

         2. Conditions to Offer.

         This private placement is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction.

         Acceptance of this Offer shall not be deemed given until the countersigning of this Subscription Agreement on behalf of the Company.

         3. Representations and Warranties of the Undersigned.

         The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

         (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

         (B) The undersigned is familiar with the information set forth in the PPM.

         (C) The undersigned represents that he is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

         (D) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice.

         (E) The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

         (F) The undersigned represents that the undersigned (i) has adequate means of providing for the undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

         (G) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, including reviewing the PPM, and to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the undersigned has availed himself of such opportunity to the extent the undersigned considers appropriate in order to permit the undersigned to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

         (H) The undersigned further acknowledges that the PPM has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

         (I) The Shares being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Shares and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Shares except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Shares are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

         The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this
Section 3 are true as of the date hereof and shall survive such date.

         4.       Indemnification.

         The undersigned understands that the Shares acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Shares and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

         5. FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

         SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

         FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY

STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         6. No Waiver.

         Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

         7. Revocation.

         The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

         8. Termination of Subscription Agreement.

         If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

         9. Miscellaneous.

         (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to Ocean West Holding Corp., 4117 West 16th Square, Vero Beach, Florida 32967.

         (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         (C) The provisions of this Subscription Agreement shall survive the execution thereof.

10.      Certification.

         The undersigned certifies that the undersigned has read this entire Subscription Agreement and that every statement on the undersigned's part made and set forth herein is true and complete.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.


The Shares are to be issued in Print Name of Investor (check one box):


          individual name                 Print Name of Joint Investor
----------
                                          (if applicable)

          joint tenants
---------
          with rights of
                                          -------------------------------------
          survivorship                    Signature of Investor

          tenants in the
---------
          entirety
                                          -------------------------------------
                                          Signature of Joint Investor

          corporation
          (an officer
                                          -------------------------------------
          must sign)                      Address of Investor

          Company
---------
          (all general
          partners must sign)




Accepted as of the ___ day of
                           , 2005

Ocean West Holding Corp.


By:
   --------------------------------------------------
      Name:
           ------------------------------------------
      Its:
           ------------------------------------------

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE


Gentlemen:

         The information contained herein is being furnished to the Company in order that it may determine whether offers of subscriptions for the Shares may be made to the undersigned. I understand that the information is needed for the Company to determine whether the Company has reasonable grounds to believe that I am an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act. I understand that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Shares will not be registered under the Act in reliance upon the exemptions from registration afforded under the Act, (c) the Shares will not be registered under the securities laws of any state in reliance upon similar exemptions, and (d) this questionnaire is not an offer to purchase the Shares in any case where such offer would not be legally permitted.

         Information contained in this questionnaire will be kept confidential by the Company and its agents, employees or representatives. I understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

         In accordance with the foregoing, the following representations and information are hereby made and furnished:

         Please answer all questions. If the answer is "none" or "not applicable," please so state.

                  INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:


1. Name: Age:

         Social Security Number:                    No. of Dependents:
                                 ------------------                    --------

         Marital Status:                            Citizenship:
                         --------------------------               -------------

2. Residence Address and Telephone Number:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3. State in which you:

         Are licensed to drive?
                                -----------------------------------------------
         Are registered to vote?
                                -----------------------------------------------
         File income tax returns?
                                -----------------------------------------------
4. Employer and Position:



5. Business Address and Telephone Number:

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--------------------------------------------------------------------------------

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6. Business or professional education and the degrees received are as follows:

         School                  Degree                  Year Received

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


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7.     (a)  Individual income during 2003:   ____ $50,000 - $100,000 (exclusive
            of spouse's income)              ____ $100,000 - $200,000
                                             ____ over $200,000

       (b)  Individual income during 2004:   ____ $50,000 - $100,000
            (exclusive of spouse's           ____ $100,000 - $200,000
            income)                          ____ over $200,000

       (c)  Estimated income during 2005:    ____ $50,000 - $100,000
            (exclusive of spouse's           ____ $100,000 - $200,000
            income                           ____ over $200,000

       (d)  Joint income, with spouse,       ____ $100,000 - $300,000
            during 2003                      ____ over $300,000

       (e)  Joint income, with spouse,       ____ $100,000 - $300,000
            during 2004                      ____ over $300,000

       (f)  Estimated joint income,          ____ $100,000 - $300,000
            with spouse, for 2005            ____ over $300,000

8.       Estimated net worth                 ____ under $1,000,000
         (may include joint net              ____ over $1,000,000
         worth with spouse)

9. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition?
         Yes ___ No ___ If yes, please provide details:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ____ No ____

11. I understand the full nature and risk of an investment in the Shares, and I can afford the complete loss of my entire investment. Yes ____ No ____

12. I am able to bear the economic risk of an investment in the Shares for an indefinite period of time and understand that an investment in the Shares is illiquid. Yes ____ No ____

      13. I further understand that I will be required to agree not to dispose of the Shares except in compliance with Rule 144 under the Act or any other conditions contained in the accompanying PPM. Yes ____ No
            ____

      14. Have you participated in other private placements of securities? Yes ____ No ____

      I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

      (i) The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

      (ii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

      (iii) I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

      IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this ______ day of , 2005, and declare that it is truthful and correct to the best of my knowledge.


                               ----------------------------------------------
                               Signature of Prospective Investor


                               ----------------------------------------------
                               Signature of Prospective Investor

                            CORPORATION QUESTIONNAIRE

Investor Name:                              (the "Corporation")
                 ---------------------------


         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Corporation's subscription to purchase the Shares may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that OCEAN WEST HOLDING CORP. may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Corporation understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I. PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLIES TO THE CORPORATION.

         ___ 1. The undersigned Corporation: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose to purchase the Shares.

         ___ 2. Each of the stockholders of the undersigned Corporation is able to certify that such stockholder meets at least one of the following two conditions:

                  a. the stockholder is a natural person whose individual net worth(1) or joint net worth with his or her spouse exceeds $1,000,000; or

                  b. the stockholder is a natural person who had an individual income in excess of $200,000 in each of 2003 and 2004 and who reasonably expects an individual income in excess of $200,000 in 2005.

         ___ 3. Each of the stockholders of the undersigned Corporation is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2003 and 2004 and who reasonably expects a joint income in excess of $300,000 during 2005.

         ___ 4.   The undersigned Corporation is:

                  a. a bank as defined in Section 3(a)(2) of the Securities Act; or

                  b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

---------------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited Company, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

                  d. an insurance company as defined in Section 2(13) of the Securities Act; or

                  e. an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in
Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

                  f. a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; or

                  g. an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust or Company not formed for the specific purpose to purchase the Shares offered hereby, with total assets in excess of $5,000,000; or

                  h. a private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH STOCKHOLDER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH STOCKHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH STOCKHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH STOCKHOLDER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH STOCKHOLDER AND SIGN BELOW WHERE INDICATED.

      ___ 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

      ___ 2. I have had an individual income in excess of $200,000 in each of 2003 and 2004, and I reasonably expect an individual income in excess of $200,000 for 2005. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      ___ 3. My spouse and I have had a joint income in excess of $300,000 in each of 2003 and 2004, and I reasonably expect a joint income in excess of $300,000 for 2005.

      ___ 4. I am a Massachusetts resident, and my purchase of the Shares does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      ___ 5. I am a director or executive officer of ____________________, Inc.

        -----------------------------            -----------------------------
         Print Name of Shareholder(s)             Signature of Shareholder(s)

III. OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the Corporation's purchase of the Shares will be solely for the Corporation's own account and not for the account of any other person or entity; and

      (b) that the Corporation's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV. GENERAL INFORMATION.

         (a) PROSPECTIVE PURCHASER (THE CORPORATION)

         Name:
               ----------------------------------------------------------------------------------------------------

         Principal Place of Business:
                                      -----------------------------------------------------------------------------
         (Number and Street)


         Address for Correspondence (if different):
                                                    ---------------------------------------------------------------
         (Number and Street)


         Telephone Number:  (_____)
                                    -----------------------------------

         State of Incorporation:                                       Date of Formation:
                                 ------------------------------------                     -------------------------

         Taxpayer Identification Number:
                                         ---------------------------------------

         Number of Stockholders:
                                 -----------------------------------------------

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
             CORPORATION

         Name:
               ----------------------------------------------------------------------------------------------------

         Position or Title:
                            ---------------------------------------------------------------------------------------

         (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL STOCKHOLDERS

         Name(s) of Stockholders:
                                 ----------------------------------------------------------------------------------
         Name(s) of Stockholders:
                                 ----------------------------------------------------------------------------------

The  undersigned  understands  that Ocean West Holding Corp. is relying upon the
representations   set  forth  above  in   determining   whether  to  accept  the
subscription being tendered.



                                   ---------------------------

                                   --------------------------------------------
                                   *Signature of Authorized Officer


                                   --------------------------------------------
                                   Title (If Signed on Behalf of Entity)


                                   --------------------------------------------
                                   Print Name


                                   --------------------------------------------
                                   Date



* Signature must match signatory to attached Subscription Agreement.

                            PARTNERSHIP QUESTIONNAIRE



Investor Name:                              (the "Partnership")
                 ---------------------------



      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Partnership's subscription to purchase the Shares may be accepted.



      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Partnership understands, however, that OCEAN WEST HOLDING CORP. may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Shares) is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Partnership understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.



I.    PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.



      ___ 1. The undersigned Partnership: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose to purchase the Shares.



      ___ 2. Each of the partners of the undersigned Partnership is able to certify that such partner meets at least one of the following two conditions:



            a. the partner is a natural person whose individual net worth(2) or joint net worth with his or her spouse exceeds $1,000,000; or



            b. the partner is a natural person who had an individual income in excess of $200,000 in each of 2003 and 2004 and who reasonably expects an individual income in excess of $200,000 in 2005.

+ For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      ___ 3. Each of the partners of the undersigned Partnership is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2003 and 2004 and who reasonably expects a joint income in excess of $300,000 during 2005.



IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER, PARTNER OR GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.



II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN BELOW WHERE INDICATED.



      ___ 1. I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.



      ___ 2. I have had an individual income in excess of $200,000 in each of 2003 and 2004, and I reasonably expect an individual income in excess of $200,000 for 2005.



      ___ 3. My spouse and I have had a joint income in excess of $300,000 in each of 2003 and 2004, and I reasonably expect a joint income in excess of $300,000 for 2005.



      ___ 4. I am a Massachusetts resident, and my purchase of the Shares does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.



      ___ 5. I am a director, manager or executive officer of the Partnership.

------------------------------------------        -----------------------------
         Print Name of Partner(s)                 Signature of Partner(s)


------------------------------------------        -----------------------------
         Print Name of Partner(s)                 Signature of Partner(s)


------------------------------------------        -----------------------------
         Print Name of Partner(s)                 Signature of Partner(s)


III. OTHER CERTIFICATIONS.



      By signing the Signature Page, the undersigned certifies the following:



      (a) that the Partnership's purchase of the Shares will be solely for the Partnership's own account and not for the account of any other person or entity; and



      (b) that the Partnership's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.



IV. GENERAL INFORMATION.



         (a) PROSPECTIVE PURCHASER (THE PARTNERSHIP)


         Name:
               ----------------------------------------------------------------------------------



         Principal Place of Business For Correspondence:

         ----------------------------------------------------------------------------------------


         ----------------------------------------------------------------------------------------



         Telephone Number:  (_____)
                                    --------------------------


         State of Certification:                          Date of Formation:
                                 --------------------                        -----------



         Taxpayer Identification Number:    ________



         Number of Partners:
                             ---------------------------------



         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
             PARTNERSHIP



         Name:
              --------------------------------------------------------------------------------------------



         Position or Title:
                           -------------------------------------------------------------------------------


         (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS

         Name(s) of Partners:
                              ----------------------------------------------------------------------

         Name(s) of Partners:
                              ----------------------------------------------------------------------


The undersigned understands that Ocean West Holding Corp. is relying upon the representations set forth above by the Partnership in determining whether to accept the subscription being tendered.


                          -----------------------------------------------
                          Name of Entity







                          -----------------------------------------------
                          *Signature of Authorized Officer







                          -----------------------------------------------
                          Title

                          (If Signed on Behalf of Entity)

                          -----------------------------------------------
                          Print Name




                          -----------------------------------------------
                          Date



     *Signature must match signatory to attached Subscription Agreement.